Securities, 424I - Securities, 424I: 1	Mar. 20, 2025 USD ($)
Securities, 424I Table
Security Class Title	Shares
Aggregate Sales Price	$ 1,145,143,775
Aggregate Redeemed or Repurchased, FY	283,761,891
Aggregate Redeemed or Repurchased, Prior FY	0
Redemption Credits	0
Net Sales	$ 861,381,884
Fee Rate	0.01531%
Amount of Registration Fee	$ 131,877.57